                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                            BALTIMORE GAS AND ELECTRIC COMPANY
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                              C.W. SHIVERY
                          Vice President and Chief Financial Officer
- --------------------------------------------------------------------------------
                    (Name of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                   NOTICE OF
                                 ANNUAL MEETING
                              AND PROXY STATEMENT

                       BALTIMORE GAS AND ELECTRIC COMPANY
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 18, 1995
                            OMNI INNER HARBOR HOTEL
                            101 WEST FAYETTE STREET
                              BALTIMORE, MARYLAND

                             [LOGO OF BALTIMORE GAS
                              AND ELECTRIC COMPANY
                                 APPEARS HERE]

                                          March 3, 1995

Dear Shareholder:

    I'd like to invite you to attend BGE's Annual Meeting of Shareholders on April 18, 1995, at 2 p.m. at the Omni Inner Harbor Hotel, 101 West Fayette Street in Baltimore.

    In addition to a review of company operations, this year's meeting will include votes on two important charter amendments. The first amendment provides for a change that will help ease the stock transfer process for both shareholders and the Company by allowing for book entry ownership. The second amendment allows for preference stock with variable terms, which will give BGE the flexibility to meet its financial needs. On the following pages you'll find a complete explanation of these amendments as well as other useful information.

    A proxy card is enclosed that lists all matters that need your vote. PLEASE SIGN AND RETURN THIS CARD PROMPTLY IN THE ENVELOPE PROVIDED. This will allow your shares to be voted whether or not you plan to attend the meeting. If you plan to attend the meeting, please also check the box on the proxy card.

    Your vote is especially important this year to ensure that these important charter amendments are passed. I thank you for your continued support of BGE and look forward to seeing you on April 18.

                                          Sincerely,

                                          Chairman of the Board

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

    The Annual Meeting of the Shareholders of Baltimore Gas and Electric Company will be held at the Omni Inner Harbor Hotel, 101 West Fayette Street, Baltimore, Maryland, at 2:00 p.m. on April 18, 1995 for the following purposes:

    1. The election of fourteen directors to serve for the ensuing year and until their successors are elected and qualified.

    2.  The election of Coopers & Lybrand as independent auditors for 1995.

    3.  The approval of the 1995 Long-Term Incentive Plan.

    4. To act upon a proposal to amend the Company's Charter to allow for uncertificated securities.

    5. To act upon a proposal to amend the Company's Charter to allow for preference stock with variable terms.

    6. To act upon two shareholder proposals set forth in the accompanying Proxy Statement, if such proposals are brought before the Annual Meeting.

    7. The transaction of such other business as may properly come before the Annual Meeting.

    Each of the above items is described in the Proxy Statement which accompanies this Notice.

    The stock transfer books will not be closed before the Annual Meeting. Common, preferred and preference shareholders of record at the close of business on February 21, 1995 will be entitled to notice of and to vote at the Annual Meeting.

                                          C. W. Shivery
                                          Secretary

March 3, 1995

                                PROXY STATEMENT
         ANNUAL MEETING OF SHAREHOLDERS -- APRIL 18, 1995 -- 2:00 P.M.
                            OMNI INNER HARBOR HOTEL
                            101 WEST FAYETTE STREET
                              BALTIMORE, MARYLAND

    This proxy statement is provided in connection with the 1995 Annual Meeting of Shareholders of Baltimore Gas and Electric Company (the Company or BGE). Proxies are solicited so that all shares may be voted. Shares cannot be voted unless the owner of record is present or represented by proxy at the Annual
Meeting. By completing and returning the accompanying proxy card, the shareholder authorizes Messrs. Jerome W. Geckle, George V. McGowan, or Christian
H. Poindexter, as designated on the face of the proxy, to vote all shares for the shareholder. All returned proxies which are properly executed will be voted as the shareholder directs. If no direction is given, the executed proxies will be voted FOR each of the directors, FOR the election of Coopers & Lybrand as independent auditors, FOR the approval of the 1995 Long-Term Incentive Plan, FOR the approval of Charter amendments to allow for uncertificated securities and preference stock with variable terms, and AGAINST each of the shareholder proposals. A proxy may be revoked by a shareholder at any time before it is voted at the Annual Meeting by giving notice of revocation to the Company in writing, by execution of a later dated proxy, or by attending and voting at the Annual Meeting.

    The accompanying proxy is solicited on behalf of the Board of Directors by the Company, through its directors, officers, and other employees. In addition, the Company has retained Georgeson & Co. Inc., a proxy solicitation firm, to assist in the solicitation, and it is anticipated that the fee for these services will not exceed $32,500 plus out-of-pocket expenses. Solicitations will be made primarily through the use of the mail, but they may also be made in person, by telephone, or by FAX. The Company bears the cost of soliciting proxies. This proxy statement and the accompanying proxy card are being sent or given to shareholders beginning on or about March 3, 1995, together with the 1994 Annual Report to Shareholders.

    Shareholders of record at the close of business on February 21, 1995, will be entitled to vote at the Annual Meeting. The holders of common stock will be entitled to vote on all matters. The holders of preferred stock will be entitled to vote on the proposed amendments to the Company's Charter to allow for uncertificated securities and preference stock with variable terms, and the holders of preference stock will be entitled to vote only on the proposed amendment to the Company's Charter to allow for preference stock with variable terms. The holders of common and preference stock will have one vote per share; the holders of preferred stock will have 24 votes per share. Common, preferred, and preference stock each will be voted as a separate class. The proposed amendments to the Charter of the Company require an affirmative vote of the holders of two-thirds of the outstanding shares of each class of stock; other items, for which only the holders of common stock can vote, require the affirmative vote of the holders of a majority of the Company's common stock present in person or by proxy at the meeting, at which a quorum is present. On
February  21, 1995, the Company had  outstanding                shares of common
stock, without par value;         shares  of preferred stock, par value of  $100
per share; and          shares of preference stock, par value of $100 per share.
Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. Shares voted include votes for or against an item, but do not include broker non-votes, abstentions or withhold-authority votes.

    The Board of Directors is aware of several items of business to be considered at the Annual Meeting: Item 1, the election of fourteen directors;
Item 2, the election of independent auditors for 1995; Item 3, the approval of the 1995 Long-Term Incentive Plan; Items 4 and 5, the approval of Charter amendments to allow for uncertificated securities and preference stock with variable terms, respectively, and; Items 6 and 7, shareholder proposals regarding corporate structure and businesses and director retirement benefits, respectively, if such proposals are brought before the Annual Meeting.

ITEM 1.  ELECTION OF 14 DIRECTORS

    The entire Board of Directors is elected at the Annual Meeting. Each director is elected for a term of one year and until a successor is elected and qualified. Each of the nominees was elected a director at the 1994 Annual Meeting of Shareholders except Mr. Grass, who was elected to the Board effective January 1, 1995.

    Information concerning the nominees for election as directors is presented below. Each of the nominees has consented to serve as a director if elected. Should any nominee become unable to accept nomination or election, it is intended that the enclosed proxy will be voted for the election of a nominee designated by the Board of Directors, unless the Board of Directors reduces the number of directors.

    H. FURLONG BALDWIN, age 63, currently serves as Chairman of the Board and Chief Executive Officer of Mercantile Bankshares Corporation (a bank holding company), positions he has held since 1984 and 1976, respectively, and as Chairman of the Board and Chief Executive Officer of Mercantile-Safe Deposit and Trust Company, positions he attained in 1976. Mr. Baldwin also serves as a director of GRC International, Inc., USF&G Corporation, Conrail, Inc., Offitbank, Wills Group, and Constellation Holdings, Inc. Mr. Baldwin has been a director of the Company since 1988 and is a member of the Executive Committee and is the Chairman of the Long Range Strategy Committee.

    BEVERLY B. BYRON, age 62, served for seven successive terms as a Congresswoman to the United States House of Representatives from 1978 to 1992. She is a director of Farmers & Mechanics Bank, McDonnell Douglas Corp., and UNC Incorporated. Mrs. Byron has been a director of the Company since 1993 and is a member of the Audit Committee, the Committee on Nuclear Power and is the Chairwoman of the Committee on Workplace Diversity.

    J. OWEN COLE, age 65, currently serves as Chairman of the Trust Committee of the Board of Directors of both First Maryland Bancorp (a bank holding company) and The First National Bank of Maryland, positions he has held since 1994. From 1988 to 1994, Mr. Cole served as Chairman of the Executive Committee of the Board of Directors of both First Maryland Bancorp and The First National Bank of Maryland. In addition, he serves as a director of the Farm Credit Bank of Baltimore. Mr. Cole has been a director of the Company since 1977 and is the Chairman of the Audit Committee and a member of the Committee on Management.

    DAN A. COLUSSY, age 63, currently serves as Chairman of the Board and Chief Executive Officer of UNC Incorporated (aviation services). He was elected Chief Executive Officer in 1984, Chairman of the Board in 1989 and served as President from 1984 to September 1994. Mr. Colussy has been a director of the Company since 1992 and is a member of the Committee on Management and the Chairman of the Committee on Nuclear Power.

    EDWARD A. CROOKE, age 56, currently serves as President and Chief Operating Officer of the Company. Mr. Crooke has been President of the Company since 1988 and Chief Operating Officer since 1992. In addition, Mr. Crooke is also Chairman of the Board and Chief Executive Officer of BGE Home Products & Services, Inc., positions he attained in 1994. Mr. Crooke serves as a director of Constellation Holdings, Inc., First Maryland Bancorp, The First National Bank of Maryland, Associated Electric & Gas Insurance Services, Limited, and Baltimore Equitable Insurance. Mr. Crooke has been a director of the Company since 1988 and is a member of the Executive Committee.

    JAMES R. CURTISS, age 41, currently is a partner in the law firm of Winston & Strawn, a position he attained in 1993. From 1988 to 1993, he served as a Commissioner of the United States Nuclear Regulatory Commission. Mr. Curtiss is also a director of Cameco Corporation. He has been a director of the Company since 1994 and is a member of the Committee on Nuclear Power and the Committee on Workplace Diversity.

    JEROME W. GECKLE, age 65, was Chairman of the Board of PHH Corporation (vehicle, relocation, and management services) from 1979 to 1989. He served as Chief Executive Officer of PHH Corporation from 1979 to 1988. Now retired, Mr. Geckle serves as a director of First Maryland Bancorp, The First National Bank of Maryland, and Constellation Holdings, Inc. Mr. Geckle has been a director of the Company since 1980 and is the Chairman of the Committee on Management and a member of the Long Range Strategy Committee.

    MARTIN L. GRASS, age 41, currently serves as President and Chief Operating Officer of Rite Aid Corporation (retail drugs), positions he attained in 1989, and as a Director of Rite Aid Corporation, a position he attained in 1982. In addition, Mr. Grass is Vice Chairman, Treasurer and Director of Super Rite Corporation (food wholesaler and retailer), positions he attained in 1989. Mr. Grass is also a director of Tessco, Inc. He has served as a director since January 1, 1995 and is a member of the Audit and Long Range Strategy Committees.

    DR. FREEMAN A. HRABOWSKI, III, age 44, currently serves as the President of the University of Maryland Baltimore County, a position he attained in 1993. Previously, he served as Interim President from 1992 to 1993, Executive Vice President from 1990 to 1992, and Vice Provost from 1987 to 1990. Dr. Hrabowski is also a director of the Citizens Bancorp, Citizens Bank of Maryland, and Baltimore Equitable Insurance. He has served as a director of the Company since 1994 and is a member of the Audit and Executive Committees and the Committee on Workplace Diversity.

    NANCY LAMPTON, age 52, currently serves as Chairman and Chief Executive Officer of American Life and Accident Insurance Company of Kentucky, a position she attained in 1971. Ms. Lampton is also a director of BancOne Kentucky, Duff & Phelps Utility Income Fund, Inc. and Liberty National Bank. She has served as a director of the Company since 1994 and is a member of the Long Range Strategy Committee and the Committee on Workplace Diversity.

    GEORGE V. MCGOWAN, age 67, served as Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of Constellation Holdings, Inc., from 1988 to 1992. Mr. McGowan is a director of The Baltimore Life Insurance Company, Life of Maryland, Inc., McCormick & Company, Inc., NationsBank, N.A., and UNC Incorporated. Mr. McGowan has been a director of the Company since 1980 and is the Chairman of the Executive Committee and a member of the Committee on Nuclear Power.

    CHRISTIAN H. POINDEXTER, age 56, currently serves as Chairman of the Board and Chief Executive Officer of the Company and Chairman of the Board of Constellation Holdings, Inc., positions he attained in 1993, after serving as Vice Chairman of the Board, a position he held since 1989. Mr. Poindexter is also a director of BGE Home Products & Services, Inc., a position he attained in 1994. In addition, Mr. Poindexter serves as a director of Mercantile Bankshares Corporation, Mercantile Mortgage Corporation, and Mercantile-Safe Deposit and Trust Company. Mr. Poindexter has been a director of the Company since 1988 and is a member of the Executive Committee.

    GEORGE L. RUSSELL, JR., age 65, currently is a partner in the law firm of Piper & Marbury, a position he attained in 1986. Mr. Russell has been a director of the Company since 1988 and is a member of the Audit and the Executive Committees.

    MICHAEL D. SULLIVAN, age 55, currently is Chairman of the Board of Waye Laboratories, Inc. (hair restoration) and Lombardi Research Group (hair products), positions he attained in January, 1995. Mr. Sullivan was Chief Executive Officer (from 1982 to February, 1994) and President (from 1982 to November, 1994) of Merry-Go-Round Enterprises, Inc. (specialty retailing). That company filed a petition under Chapter XI of the Federal Bankruptcy law in January, 1994. Mr. Sullivan has been a director of the Company since 1992 and is a member of the Committee on Management and the Long Range Strategy Committee.

COMMITTEES, MEETINGS, AND FEES

    The Executive Committee of the Board of Directors may exercise most of the powers of the Board of Directors in the management of the business and affairs of the Company in the intervals between meetings of the full Board. The Committee, however, may not declare dividends, authorize the issuance of stock, recommend to shareholders any action requiring shareholders' approval, amend the by-laws, or approve mergers.

    The Audit Committee of the Board of Directors, comprised of outside directors, recommends an auditing firm to be engaged, discusses the scope of the examination with that firm, and reviews the annual financial statements with the auditing firm and with Management of the Company. Additionally, the Committee meets with the Manager of the Auditing Department of the Company to ensure that an adequate program of internal auditing is being carried out, and invites comments and recommendations from the auditing firm concerning the system of internal controls and accounting procedures. The Audit Committee reports on its activities periodically to the Board of Directors.

    The Committee on Nuclear Power monitors the performance and safety of the Company's Calvert Cliffs Nuclear Power Plant. The Committee meets periodically, usually on-site at the Calvert Cliffs plant, to confer with Management, senior plant management, and other nuclear oversight personnel. Following each meeting, the Committee reports the results of its observations and findings to the Board of Directors and makes such recommendations as it deems appropriate.

    The Committee on Management's duties include recommending to the Board of Directors nominees for election as directors and officers and making recommendations concerning remuneration arrangements for directors and officers of the Company. This Committee, which is comprised of outside directors, considers nominees recommended by shareholders; such recommendations should be submitted in writing to the attention of the Corporate Secretary, Baltimore Gas and Electric Company, 39 West Lexington Street, Baltimore, Maryland 21201.

    The Committee on Workplace Diversity provides an ongoing Board of Directors' perspective of management's progress in achieving employee diversity goals. The Committee provides input to management in setting goals and developing strategies to increase goal attainment, provides oversight on implementation of strategies, and evaluates results. The Committee on Workplace Diversity reports on its activities periodically to the Board of Directors.

    The Long Range Strategy Committee provides an oversight role in the development of the Company's long range strategic goals. The Committee meets periodically to review the continued appropriateness of these goals and to approve presentations to the Board regarding the implementation of significant strategic initiatives. This Committee also reviews major regulatory, environmental and public policy issues as well as technology advances which may impact Company operations. The Long Range Strategy Committee reports on its activities periodically to the Board of Directors.

    The Board of Directors met eleven times during 1994 for regularly scheduled meetings. The Committee on Management met six times, while the Audit Committee, Long Range Strategy Committee and Committee on Nuclear Power each met four times. The Executive Committee and Committee on Workplace Diversity each met one time.

    Each director, who is not an officer or employee of the Company or its subsidiaries, receives a fee of $1,000 for each regular, committee, or special meeting of the Board attended and a retainer fee of $18,000 per year, payable quarterly. Each committee chairman receives an additional annual retainer fee of $3,000 per year, payable quarterly. Each director may be reimbursed for reasonable travel expenses incidental to attendance at meetings. Each director who is not an officer or employee may elect to defer receipt of any portion of the fees earned. In addition, the Company maintains a director retirement plan. Under this plan, non-employee directors with at least five years of service receive an annual retirement benefit for life equal to the annual Board retainer in effect at the time of the director's retirement from the Board. Benefit payments begin at the director's date of retirement or at age 65, whichever is later. The Company also provides an automobile to Mr. McGowan, a director who retired on December 31, 1992 as Chairman of the Board and Chief Executive Officer of the Company and who continues to participate in civic and community activities on behalf of the Company. The approximate yearly cost to the Company is $10,000.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

    The Company and certain of its subsidiaries paid legal fees to the law firm of Piper & Marbury of which Mr. George L. Russell, Jr., a Company director, is a partner. It is expected that the Company and subsidiaries will continue to do business with this firm in 1995.

    The Company and certain of its subsidiaries maintain a banking relationship with Mercantile-Safe Deposit and Trust Company, of which Mr. H. Furlong Baldwin, a Company director, is Chairman of the Board and Chief Executive Officer. As of December 31, 1994, loans to certain of the Company's subsidiaries were outstanding in the amount of $11,500,000. The loans were obtained on competitive terms and in the ordinary course of business.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

    The following table sets forth the beneficial ownership of equity securities of the Company of each nominee for director, the five executive officers shown in the Summary Compensation Table on page 7, and all directors and executive officers as a group as of January 20, 1995.

                                               BENEFICIAL OWNERSHIP
                   NAME                     (SHARES OF COMMON STOCK)(1)
- ------------------------------------------  ---------------------------
Bruce M. Ambler                                        31,149(2)
H. Furlong Baldwin                                        750
Beverly B. Byron                                          500
J. Owen Cole                                            3,792
Dan A. Colussy                                          1,500
George C. Creel                                        22,739(3)
Edward A. Crooke                                       58,133(4)
James R. Curtiss                                          300
Jerome W. Geckle                                        6,192
Martin L. Grass                                           700
Freeman A. Hrabowski, III                                 550
Nancy Lampton                                             936
George V. McGowan                                     100,642(5)
Christian H. Poindexter                                85,192(6)
George L. Russell, Jr.                                  1,131
Charles W. Shivery                                     22,483(7)
Michael D. Sullivan                                     1,500
All Directors and Executive Officers as a
 Group (27 Individuals)                               492,082

- ------------------------
(1) Each of the individuals listed, as well as all directors and executive officers as a group, beneficially owned less than 1% of the Company's outstanding common stock. If the individual participates in the Company's Dividend Reinvestment and Stock Purchase Plan or the Company's Employee Savings Plan those shares are included.

(2)  Includes shares awarded under the Company's Long-Term Incentive Plan.

(3) Includes shares awarded under the Company's Long-Term Incentive Plan. Of the total shares, 7,593 shares are held in the name of Mr. Creel's wife of which Mr. Creel disclaims beneficial ownership.

(4) Includes shares awarded under the Company's Long-Term Incentive Plan. Of the total shares, 940 shares are beneficially owned by Mr. Crooke with his wife, and 2,850 shares are held in trust which Mr. Crooke votes.

(5) Of the total shares, 1,313 shares are beneficially owned by Mr. McGowan with his wife.

(6) Includes shares awarded under the Company's Long-Term Incentive Plan. Of the total shares, 18,401 shares are held in the name of Mr. Poindexter's wife, and 12,000 shares are held as trustee.

(7) Includes shares awarded under the Company's Long-Term Incentive Plan. Of the total shares, 10,050 shares are beneficially owned by Mr. Shivery with his wife and 199 shares are beneficially owned by Mr. Shivery with his son.

COMPENSATION OF EXECUTIVE OFFICERS BY THE COMPANY

    The summary compensation table below provides information about salary and other compensation. Following the summary compensation table are tables about long-term performance program awards and pension benefits, a performance graph that compares BGE common stockholder return to both the S&P 500 Index and the Dow Jones Electric Utilities Index, and a report by the Committee on Management about executive compensation.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                    COMPENSATION
                                                          ANNUAL COMPENSATION      --------------
       NAME AND PRINCIPAL POSITION          FISCAL    ---------------------------    RESTRICTED       ALL OTHER
               @ 12/31/94                    YEAR       SALARY         BONUS       STOCK AWARD(1)  COMPENSATION (2)
- -----------------------------------------  ---------  -----------  --------------  --------------  ----------------
Christian H. Poindexter                         1994  $   498,533  $   163,000      $   -0-           $   26,436
 Chairman of the Board and                      1993      465,533      124,000         81,813             36,844
 Chief Executive Officer                        1992      355,300       -0-           267,150             29,805
Edward A. Crooke                                1994      385,067      125,000          -0-               19,089
 President and Chief Operating                  1993      361,267       83,000          -0-               30,335
 Officer                                        1992      328,533       -0-           232,900             29,347
Bruce M. Ambler                                 1994      280,133       69,000          -0-               11,443
 President and Chief Executive                  1993      264,000      139,267(3)       -0-               15,902
 Officer of Constellation                       1992      249,633       66,733        198,650             13,159
 Holdings, Inc.
George C. Creel                                 1994      248,867       55,000          -0-               11,754
 Senior Vice President --                       1993      230,233       47,000          -0-               19,079
 Generation                                     1992      205,767       -0-           154,563             16,278
Charles W. Shivery                              1994      188,300       44,500          -0-                7,441
 Vice President --                              1993      178,100       34,500          -0-               10,889
 Finance and Accounting,                        1992      164,267       -0-            85,625              9,370
 Chief Financial Officer and
 Secretary

- ------------------------
(1) At December 31, 1994, Mr. Poindexter held 15,200 shares of Restricted Stock with a value of $336,300, Mr. Crooke held 10,200 shares of Restricted Stock with a value of $225,675, Mr. Ambler held 8,700 shares of Restricted Stock with a value of $192,488, Mr. Creel held 6,750 shares of Restricted Stock with a value of $149,344, and Mr. Shivery held 3,750 shares of Restricted Stock with a value of $82,969. Dividends on Restricted Stock Awards are paid directly to the named executive officers from the record date following the date of grant.

(2) These amounts represent the Company match under the Company's savings plans and the interest on the cumulative corporate funds used to pay annual premiums on policies providing split-dollar life insurance benefits (calculated at the Internal Revenue Service's blended rate).

(3) $80,000 of Mr. Ambler's 1993 bonus relates to 1993 performance, and $59,267 relates to performance initiated in 1992 and completed in 1993.

LONG-TERM INCENTIVE PLAN TABLE

    The Board of Directors, upon recommendation from the Committee on Management, adopted the 1995 Long-Term Incentive Plan and made initial grants of restricted shares, all subject to approval by the Company's common shareholders. Additional information about the Plan and the initial grants is found in ITEM 3. APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN on page 13.

    For each named executive, the initial grants are subject to both performance and time (3 years) contingencies. Performance will be measured by comparing BGE's total shareholder return to the Dow Jones Electric Utilities Index. Both are shown in the performance graph on page 10. No award will be earned if the BGE three-year cumulative total shareholder return percentile rank is below the 50th percentile and a maximum award will be earned for a return at or above the 75th percentile, with a straight line progression in between.

    Pursuant to the initial grants, restricted shares were issued equivalent to the number of shares that will be earned if "target" performance (62.5th percentile) is achieved. These restricted shares will be forfeited in whole or part, if performance is below target. Dividends on the restricted shares will be accumulated during the performance period and reinvested in BGE shares. Actual dividends awarded at the end of the performance period will be based upon performance and paid in stock (except that the recipients may elect to have a portion of the shares withheld to satisfy tax withholding requirements). Additional shares, up to the maximum number noted below, will be awarded if performance is above target at the end of the 1995-1997 performance period. Dividend equivalents from the date of the initial grant will be paid for any additional shares that are awarded.

                                                                                    PERFORMANCE
NAME                                      MINIMUM (A)   TARGET (A)    MAXIMUM (A)     PERIOD
- ---------------------------------------  -------------  -----------  -------------  -----------
C.H. Poindexter........................        5,000        10,000        14,000       3 years
E.A. Crooke............................        4,000         7,000        10,000       3 years
B.M. Ambler............................        3,000         6,000         8,000       3 years
G.C. Creel.............................        2,500         4,500         6,500       3 years
C.W. Shivery...........................        2,000         3,500         5,500       3 years

- ------------------------
(A) The target number of shares have been issued. If fewer shares are actually earned during the performance period, all or some shares will be forfeited; if additional shares are actually earned during the performance period, additional shares, up to the maximum listed, will be issued.

PENSION BENEFITS

    The following table shows annual pension benefits payable upon normal retirement at age 65 to executives, including the five individuals named in the Summary Compensation Table. Pension benefits are computed at 60% of total final average salary plus bonus for Messrs. Poindexter, Crooke, and Ambler, without regard to years of service. Pension benefits are computed at 55% of total final average salary plus bonus for Mr. Creel, who has attained the maximum credited years of service. Pension benefits are computed at 45% of final average salary plus bonus for Mr. Shivery and, when he attains 30 years service in 2001, will be computed at 55%.

              PERCENTAGE OF FINAL AVERAGE SALARY
TOTAL FINAL                AND BONUS
SALARY AND   -------------------------------------
   BONUS         45%          55%          60%
- -----------  -----------  -----------  -----------
$   225,000  $   101,250  $   123,750  $   135,000
    250,000      112,500      137,500      150,000
    300,000      135,000      165,000      180,000
    350,000      157,500      192,500      210,000
    400,000      180,000      220,000      240,000
    450,000      202,500      247,500      270,000
    500,000      225,000      275,000      300,000
    525,000      236,250      288,750      315,000
    550,000      247,500      302,500      330,000
    600,000      270,000      330,000      360,000
    650,000      292,500      357,500      390,000
    675,000      303,750      371,250      405,000
    700,000      315,000      385,000      420,000
    750,000      337,500      412,500      450,000
    800,000      360,000      440,000      480,000

    Salary and bonus are calculated in the same manner shown in the Summary Compensation Table. There is no offset of pension benefits for social security or other amounts.

    During 1994, the Company implemented a program to secure the supplemental pension benefits for each of the executive officers, including those listed in the Summary Compensation Table. The program does not increase the amount of supplemental pension benefits. In the past, the supplemental pension benefits were unfunded -- that means no money was set aside on behalf of the executive as he earned the benefit, and the benefits were paid from the Company's general funds when the executive retired. To provide security, accrued supplemental pension benefits are now being funded through a trust at the time they are earned. An executive officer's accrued benefits in the trust become vested when any of these events occur: retirement eligibility; termination, demotion or loss of benefit eligibility without cause; a change of control of the Company followed within two years by the executive's demotion, termination or loss of benefit eligibility; or reduction of previously accrued benefits. As a result of becoming vested, the executive would be entitled to a payout of the vested amount from the trust upon the later of age 55 or employment termination. To date, no payments have been made to the trust. Future payments will be included in the Summary Compensation Table.

PERFORMANCE GRAPH

    The following graph assumes $100 was invested on December 31, 1989 in Baltimore Gas and Electric Company common stock, S&P 500 Index and Dow Jones Electric Utilities Index. Total return is computed assuming reinvestment of dividends.

    Additional, more detailed information about earnings is included in the Company's Annual Report to Shareholders, particularly in the MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS, which accompanied this proxy statement.

                               PERFORMANCE GRAPH

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    COMPARISON OF FIVE YEAR
    CUMULATIVE RETURN AMONG
 BALTIMORE GAS & ELECTRIC, D.J.
 ELEC. UTIL. INDEX, AND S&P 500
MEASUREMENT PERIOD (FISCAL YEARS  BALTIMORE GAS   DJ Elec. Util.
COVERED)                           AND ELECTRIC       Index       S&P 500 Index
12/31/89                               100             100             100
FYE 12/31/90                            87             102              97
FYE 12/31/91                           114             132             126
FYE 12/31/92                           125             141             136
FYE 12/31/93                           144             158             150
FYE 12/31/94                           134             138             152

REPORT OF COMMITTEE ON MANAGEMENT
REGARDING EXECUTIVE COMPENSATION

    The Committee on Management, made up completely of outside Directors, is responsible for executive compensation policies. In addition to establishing policies, the Committee approves all compensation plans and recommends to the Board of Directors for approval specific salary amounts and other compensation awards for individual executives.

    The Committee designs compensation policies to encourage executives to manage the Company in the best long-term interests of shareholders and to allow BGE to attract and retain executives best suited to lead BGE in a changing industry.

    The Committee determined that the relevant labor market for executives is the utility industry. Utilities used for comparison in 1994 were electric utilities and combination electric/gas utilities that have annual revenues in the $2-3 billion range. After a rigorous review of data, the Committee determined the relevant size of comparison companies should be $2-5 billion for 1995 and future years, adjusted by using regression analysis to account for BGE's size. These utilities are thought to best represent the portion of the executive labor market in which BGE competes. All of these utilities are included in the Dow Jones Electric Utilities Index shown on the Performance Graph.

    The Committee's philosophy is that base salary should approximate the middle of that labor market for average performance, and that short-term and long-term incentive awards for above-average performance should bring total compensation for superior performance to approximately the 75th percentile of the labor market. Total compensation is made up of three components: base salary, short-term incentive awards, and long-term incentive awards. As described below, corporate performance is one of the criteria used by the Committee in determining base salary, and it is a key component in determining both short-term and long-term incentive awards.

    The Committee has retained an outside executive compensation consultant since 1993. He provides information and advice on a regular basis. In addition, internal compensation analysts (certified by the American Compensation Association) use survey data, outside consultants, and other resources to make recommendations to the Committee.

    Base salary range increases or decreases for Mr. Poindexter and other named executives in 1994 were based upon survey data and the policies mentioned above. In Mr. Poindexter's case the desired mid-point of the range for the position of Chairman and Chief Executive Officer was decreased to correspond to the survey data from the relevant labor market for the position of Chairman and Chief Executive Officer.

    Salary increases during 1994 for Mr. Poindexter and the other named executives were based upon 1993 corporate performance (consolidated corporate earnings increased 13.5% or $.22 per share in 1993 compared to 1992, and utility earnings increased 16.4%, or $.25 per share in 1993 compared to 1992), stability of prices to customers, streamlining work processes and the workforce, and the corporate response to changes in the industry and the regulatory environment. Mr. Poindexter's base salary increase moved him from the bottom of the salary range toward the revised mid-point.

    Bonus  payments  to  Mr.  Poindexter  and  other  executives  represent  the short-term incentive component of executive compensation. The Committee sets short-term incentive amounts, as well as the mix among base salary, short-term incentive compensation and long-term incentive compensation, to bring total compensation in line with survey data for the relevant labor market. For 1994 short-term incentive awards, the Committee determined the appropriate measure for corporate and utility earnings were earnings from ongoing operations, which had the effect of eliminating the $.07 per share reduction related to the write-off of $16 million of assets on the balance sheet associated with preliminary work on a second combined cycle unit at the Company's Perryman site. The work had been accomplished in prior periods, but in 1994 Management decided it would not be necessary to build the second unit. The emerging competitive bulk power market is significantly different than the conditions which existed when the investment in future facilities at Perryman was made. Both Mr. Poindexter's and Mr. Crooke's short-term bonuses were based upon corporate performance measured by the following factors: higher consolidated corporate earnings from ongoing operations (an increase of 8.1% or $.15 per share, in 1994 compared to 1993), weighted at 70%; and corporate business plan performance in the following areas: safety, customer satisfaction, environmental performance, competitive performance, nuclear performance, and financial performance, together weighted at 30%. Messrs. Creel's and Shivery's bonuses were based upon two factors of equal importance: higher utility earnings from ongoing operations (an increase of 6.2%, or $.11 per share, in 1994 compared to 1993), and achievement of operational targets contained in their respective divisional (nuclear and fossil for Mr. Creel and finance and accounting for Mr. Shivery) business plans. Mr. Ambler's bonus was based upon net income from Constellation Holdings ($13.8 million in 1994, up from $11.9 million in 1993) weighted at 50%; higher consolidated corporate earnings from ongoing operations (an increase of 8.1%, or $.15 per share, in 1994 compared to 1993), weighted at 30%; and operational targets contained in Constellation Holdings' business plan weighted at 20%.

    The last component of executive compensation is long-term incentive pay. For many years, restricted BGE common stock award under the former Long-Term Incentive Plan was the only form of long-term incentive pay for executives. Restricted stock awards were designed to increase the amount of common stock owned by executives and as an incentive for executives to remain at BGE during the restriction period. No restricted stock awards were made to the named executives in 1994.

    The Committee determined a second form of long-term incentive pay for executives was appropriate, and in 1993 approved the cash Long-Term Performance Program for executive officers, including Mr. Poindexter. The program is designed to tie the awards directly to total shareholder return. The first awards to be made under the new program will be payable in 1997, if earned. Program objectives are based upon BGE total shareholder return during the period 1994 - 1996 compared to total shareholder return for the other companies included in the Dow Jones Electric Utilities Index (one of the indices used in the Performance Graph). For Mr. Ambler, the performance objectives measure improvement in Constellation Holdings' net income over the same three year period.

    The former Long-Term Incentive Plan expires this year as explained in Item 3 of this Proxy Statement. The Committee and the Board of Directors adopted a new 1995 Long-Term Incentive Plan, subject to shareholder approval. The Committee specifically included numerous features in the 1995 Long-Term Incentive Plan to allow various types of awards keyed to corporate performance, including performance shares and restricted stock subject to performance-based contingencies. Awards of performance-based restricted stock were granted, subject to shareholder approval, in early 1995 under the 1995 Long-Term Incentive Plan to the named executives and are shown on the Long-Term Incentive Plan table on page 8. The awards are subject to forfeiture if corporate performance criteria are not satisfied or if the executive's employment terminates during the 1995 - 1997 performance period. The corporate performance criteria for all named executives except Mr. Ambler are measured by total shareholder return over the performance period compared to total shareholder return for the other companies included in the Dow Jones Electric Utilities Index (one of the indices used in the Performance Graph) and are as follows: a threshold award at the 50th percentile, progressing to a maximum payout if percentile rank for total shareholder return exceeds the 75th percentile. For Mr. Ambler, the performance objectives measure improvement in Constellation Holdings' net income over the same three year period.

    In making long-term incentive awards the Committee considers the desired amount of total compensation and the appropriate mix among base salary, short-term incentive compensation, and long-term incentive compensation. The Committee sets long-term incentive target amounts to bring total compensation in line with survey data for the relevant labor market. Measures for performance-based long-term incentive awards are based upon total shareholder return. Under the former Long-Term Incentive Plan, for service-based awards, in addition to compensation mix, the Committee determined the number of shares or amount of other types of long-term incentive awards to executives, including Mr. Poindexter, based upon the following criteria for each individual: the total compensation paid to each individual since his last long-term incentive award, the stock ownership of each individual, and each individual's responsibility regarding the Company's performance. The Committee took into account the previous long-term incentive awards to an individual when determining additional awards. The 1995 Long-Term Incentive Plan also allows service-based restricted stock awards. When such awards are granted, the Committee expects the same types of criteria will be considered.

    As described on page 9 in the "Pension Benefits" section, a program to secure supplemental pension benefits was implemented during 1994. The program does not increase benefit levels. The Committee concluded the program was appropriate in light of the common practice in the utility industry, the increasing portion of all benefits provided under unfunded programs, and the total dollar amounts to be provided under the previously unfunded supplemental pension.

    Section 162(m) of the Internal Revenue Code limits tax deductions for executive compensation to $1 million. There are several exemptions to Section 162(m), including one for qualified performance-based compensation. To be qualified, performance-based compensation must meet various requirements, including shareholder approval. The Committee considered whether it should adopt a policy regarding 162(m) and concluded it was not appropriate to do so during 1994. The primary reason for the conclusion is that, assuming the current compensation policies and philosophy remain in place, Section 162(m) will not be applicable in the near term for any executive's compensation.

Jerome W. Geckle, Chairman   Dan A. Colussy
J. Owen Cole                 Michael D. Sullivan

ITEM 2.  ELECTION OF AUDITORS

    Coopers & Lybrand, Certified Public Accountants, have been the Company's independent auditors since 1941. Unless the common stock shareholder otherwise specifies in the proxy, the votes represented by the common stock proxies will be cast FOR the election of Coopers & Lybrand as independent auditors for the Company for the year 1995. A member of Coopers & Lybrand will be present at the Annual Meeting and will be given an opportunity to make a statement and answer appropriate questions.

    The consolidated financial statements for the previous fiscal year were examined by Coopers & Lybrand. In connection with the auditor function, Coopers & Lybrand also reviewed the Company's annual report, its filings with the Securities and Exchange Commission and Federal Energy Regulatory Commission, and examined the financial statements of various Company benefit plans.

    The Audit Committee of the Board of Directors has approved each professional service provided by Coopers & Lybrand during the previous fiscal year, each of which was furnished at customary rates and terms, and has determined that the performance of each service does not impair the independence of Coopers & Lybrand as auditors for the Company.

ITEM 3.  APPROVAL OF THE 1995 LONG-TERM INCENTIVE PLAN

    The Board of Directors of the Company (the "Board") proposes that the common shareholders of the Company approve the Company's 1995 Long-Term Incentive Plan ("Plan"), effective as of January 1, 1995, for awards made during a ten year period thereafter. The old Long-Term Incentive Plan expires on September 30, 1995, and no additional awards will be granted under that plan. The following is a summary of the Plan which is qualified in its entirety by reference to the full text of the Plan as proposed, which is attached to this Proxy Statement as Exhibit A.

    OBJECTIVE: The objective of the Plan as proposed is to increase shareholder value by providing a long-term incentive to reward officers and key employees of the Company and its subsidiaries for the continued profitable performance of the Company and its subsidiaries, and to increase the ownership of Company common stock by such employees.

    SHARES AVAILABLE UNDER THE PLAN: The number of shares of Common Stock that may be granted to participants under the proposed Plan is 3,000,000. If an award lapses or the participant's rights with respect to such award otherwise terminate, any shares of Common Stock subject to such award will again be available for future awards under the Plan.

    As of [the latest practicable date], the fair market value of a share of Common Stock, as reported by the "NYSE -- Composite Transactions" published in
the Eastern Edition of The Wall Street Journal, was $    .

    ADMINISTRATION: The Plan as proposed would be administered by a committee of the Board ("Committee") which will be the Committee on Management of the Board, unless such Committee fails to satisfy the disinterested administration provisions of Section 16b-3 of the Securities Exchange Act of 1934, in which case a committee of directors of the Board who satisfy such requirements will administer the Plan. The proposed Plan gives the Committee broad authority to determine the persons to whom, and the times at which, awards will be granted or lapse under the Plan, the types of awards to be granted, the number of shares of Common Stock to be covered by each award, and all other terms and conditions for awards granted under the Plan.

    PARTICIPATION: Each officer or key employee of the Company or its subsidiaries, who is designated by the Committee, is eligible to participate in the Plan. Non-employee directors are not eligible to participate. If the Plan had been effective on December 31, 1994, fifteen (15) officers, and six (6) key employees would have been eligible to participate; however, the number of other officers and key employees who may be designated in the future is currently not determinable.

    AWARDS:   Under the  Plan as proposed,  the following awards  may be granted from time to time by the Committee:

    RESTRICTED STOCK: The Committee may grant awards of Common Stock bearing restrictions ("Restricted Stock") prohibiting a participant's transfer of the Restricted Stock until the lapse of the restriction period. No consideration is payable by the participant as a result of the grant. The Committee may establish the terms and conditions of each grant, including the restriction period (which will be not less than one (1) and not more than ten (10) years), whether dividends will be paid currently or accumulated and the form of any dividend payment, and may also condition the awards on attainment, during a performance period established by the Committee, of one or more performance objectives established by the Committee. Performance objectives, which may vary from participant to participant, may be based upon the performance of the participant, the Company, one or more of its subsidiaries, or any combination thereof. On completion of the restriction period and attainment of any performance objectives, the restrictions will expire with respect to one or more shares of Restricted Stock. If target performance objectives are exceeded, the Committee may award additional Common Stock to a Participant.

    OPTIONS: The Committee may grant either Incentive Stock Options, which are qualified under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or options not intended to qualify under any section of the Code ("Nonqualified Options"). No consideration is payable by the participant as a result of the grant. The Committee may establish the terms and conditions of each grant; provided, however, that an option may not be granted with an exercise price less than 100% of the fair market value of the Common Stock on the date the option is granted. Further, the period during which the options are exercisable will not exceed ten (10) years from the date of grant. In the Committee's discretion, the exercise price may be paid in cash, shares of Common Stock, or both.

    The federal income tax consequences of options are summarized as follows:

        INCENTIVE STOCK OPTIONS: Incentive Stock Options under the Plan are intended to meet the requirements of section 422 of the Code. No tax consequences result to the participant or the Company from the grant of the option. If a participant exercises an option, no income will be recognized by the participant for ordinary income tax purposes (although the difference between the exercise price and the fair market value of the Common Stock subject to the option may result in alternative minimum tax liability to the participant) and the Company will not be allowed a deduction at any time in connection with such award, if the following conditions are met: (i) at all times during the period beginning with the date of grant and ending on the day three months before the date of exercise, the participant is an employee of the Company or of a subsidiary; and (ii) the participant makes no disposition of the Common Stock within two years from the date of grant nor within one year after the Common Stock is transferred to the participant. The three-month period is extended to one year in the event of disability and is waived in the event of death of the participant. If the Common Stock is sold by the participant after meeting these conditions, any gain realized over the exercise price ordinarily will be treated as long-term capital gain, and any loss will be treated as long-term capital loss, in the year of the sale.

        If the participant fails to comply with the employment or holding period requirements discussed above, the participant will recognize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the date of exercise over the exercise price or (ii) the excess of the amount realized upon such disposition over the exercise price. If the participant is treated as having received ordinary income because of his or her failure to comply with either requirement above, a deduction for the same amount will be allowed to the Company in the same year.

        NONQUALIFIED STOCK OPTIONS: No tax consequences result to the participant or the Company from the grant of the option. A participant who exercises an option with cash will realize compensation taxable as ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise, and the Company will be entitled to a deduction for the same amount in the same year. The participant's basis in such shares will be the fair market value on the date income is realized, and when the participant disposes of the shares he or she will recognize capital gain or loss, either long-term or short-term, depending on the holding period of the shares, on any gain realized in excess of the basis.

    PERFORMANCE UNITS: The Committee may make performance awards payable in Common Stock, cash or both, upon attainment during a performance period established by the Committee, of one or more performance objectives established by the Committee. Performance objectives, which may vary from participant to participant, may be based upon the performance of the participant, the Company, one or more of its subsidiaries, or any combination thereof.

    STOCK APPRECIATION RIGHTS: The Committee may grant awards of stock appreciation rights in conjunction with an option or as a separate award. No consideration is payable by the participant as a result of the grant. The Committee may establish the terms and conditions of each grant; provided, however, the period during which the rights are exercisable will not exceed ten
(10) years.

    Stock appreciation rights provide the right to receive a payment in cash, Common Stock, or both in the Committee's discretion. If a grant is in conjunction with an option, the option must be surrendered, and the amount of the payment will be determined based on (i) the excess of the fair market value of the Common Stock at the date of exercise over the option price or, (ii) the excess of the book value of the Common Stock at the date of exercise over the book value at the date the option was granted. If a grant is not in conjunction with an option, the payment will be determined based on (i) the excess of the fair market value of the Common Stock at the date of exercise over the fair market value at the date of grant or, (ii) the excess of the book value of the Common Stock at the date of exercise over the book value at the date of grant. In either case, the Committee has discretion to determine which formula is used.

    DIVIDEND EQUIVALENTS: The Committee may grant awards of dividend equivalents in conjunction with an outstanding option, a separately awarded stock appreciation right, performance units, or awards of additional Common Stock if performance-based Restricted Stock target performance objectives are exceeded. No consideration is payable by the participant as a result of the grant. Each dividend equivalent entitles the participant to receive an amount, at such times and in a form and manner in the Committee's discretion, equal to the dividend actually paid with respect to a share of Common Stock on each dividend payment date from the date of grant until the dividend equivalent lapses. Dividend equivalents will lapse at a date no later than the lapse date of the award it is granted in conjunction with.

    ACCELERATED AWARD: If a change in control of the Company occurs, a participant with an outstanding award will be entitled to an accelerated, prorated payout of restricted stock or performance units, and any outstanding option or stock appreciation right award will be immediately exercisable. Any required payments will be made in cash.

    TAX  WITHHOLDING:    The Company  may  deduct  from cash  award  payouts, or
withhold shares from awards paid in Common Stock, any required tax withholding related to such award.

    INITIAL AWARDS: Only performance-based Restricted Stock awards were granted in 1995 by the Committee under the proposed Plan, and the awards were made subject to approval by the Company's common shareholders. Certain information regarding the initial Restricted Stock award grant is set forth below. The information with respect to the named executive officers and additional details are also reflected in the 1995 Long-Term Incentive Plan Table on page 8.

                            PLAN BENEFITS UNDER THE
                       BALTIMORE GAS AND ELECTRIC COMPANY
                         1995 LONG-TERM INCENTIVE PLAN

                                      DOLLAR
        NAME AND POSITION              VALUE     NUMBER OF SHARES (1)
- ----------------------------------  -----------  --------------------
Christian H. Poindexter              $                    10,000
 Chairman of the Board and
 Chief Executive Officer
Edward A. Crooke                     $                     7,000
 President and Chief
 Operating Officer
Bruce M. Ambler                      $                     6,000
 President and Chief
 Executive Officer of
 Constellation Holdings, Inc.
George C. Creel                      $                     4,500
 Senior Vice President --
 Generation
Charles W. Shivery                   $                     3,500
 Vice President --
 Finance and Accounting,
 Chief Financial Officer and
 Secretary
Executive Group                      $                    61,500
Non-Executive Officer                $                    15,500
 Employee Group

- ------------------------
(1) The number of shares shown were awarded at the time the initial grants were made. All or a portion of the shares may be forfeited if corporate performance falls below target and additional shares may be issued if corporate performance is above target, as shown on the Long-Term Incentive Plan Table on page 8.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING CHARTER AMENDMENT:

ITEM 4.  AMENDMENT TO THE CHARTER TO ALLOW FOR UNCERTIFICATED SECURITIES.

    The Board of Directors at its January 20, 1995 meeting adopted a resolution recommending amendment of the Company's Charter to allow for uncertificated securities. By allowing for uncertificated securities, the transfer of common, preferred and preference stock can be processed without the issuance or cancellation of physical stock certificates. Stock ownership would be reflected solely on the books of the Company when a transaction is recorded, and a statement of ownership would be sent to the shareholder instead of a stock certificate. Shareholders will still have the option of receiving a certificate. The amendment will permit faster settlements of transactions in Company stock, because the transfer can be accomplished by book entries on the records of the Company. This will make such transfers less cumbersome for shareholders, eliminate the requirement for shareholders to safekeep their certificates and alleviate the possibility of certificate losses which can be expensive and time consuming to replace.

    Before uncertificated securities can be utilized by the Company, policies and procedures must be established and implemented that comply with securities regulations. The development of these procedures will begin once the amendment to the Company's Charter is approved by the shareholders.

    The Board of Directors believes that allowing for uncertificated securities is in the best interest of the Company and its shareholders. A copy of the proposed amendment is available upon request to the Corporate Secretary, Baltimore Gas and Electric Company, 39 W. Lexington Street, Baltimore, Maryland 21201.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING CHARTER AMENDMENT:

ITEM 5. AMENDMENT OF THE CHARTER TO ALLOW FOR PREFERENCE STOCK WITH VARIABLE TERMS.

    The Board of Directors at its January 20, 1995 meeting adopted a resolution recommending amendment of the Company's Charter to allow the Board to establish variable terms for the Company's authorized but unissued Preference Stock in addition to fixed terms. Currently, the Charter provides that the par value of the Preference Stock is $100 per share, allows the Board to establish a fixed dividend rate, and specifies that dividends are payable quarterly. The proposed amendment would allow the Board of Directors, when authorizing the issuance of Preference Stock, to vary the par value, allow for floating dividend rates and provide for dividend payments other than quarterly.

    The amendment will not change any other terms of the Preference Stock, including voting rights. The authorized number of shares of Preference Stock, which is 6,500,000, will remain the same. At December 31, 1994, there were 4,910,000 shares of Preference Stock issued and outstanding and 1,590,000 shares authorized but unissued.

    The Board of Directors of the Company believes that amending the Charter to permit the Board to authorize the issuance of Preference Stock with variable terms will provide flexibility to use alternative structures for future financings and provide the ability to reach a broader investor base. Although Management is considering the possibility of issuing such Preference Stock for financing purposes in 1995, no decision has yet been made to issue such stock. If the amendment is approved, the Board of Directors will be able to specify the precise terms of the Preference Stock to be issued, depending on current market conditions and the nature of specific transactions.

    The Board of Directors believes that the amendment to allow for the issuance of Preference Stock with variable terms is in the best interest of the Company and its shareholders. A copy of the proposed amendment is available upon request to the Corporate Secretary, Baltimore Gas and Electric Company, 39 W. Lexington Street, Baltimore, Maryland 21201.

SHAREHOLDER PROPOSALS

    The Company has been advised that the following shareholder proposals will be introduced at the Annual Meeting. THE BOARD OF DIRECTORS IS OPPOSED TO THE PROPOSALS AND RECOMMENDS A VOTE AGAINST EACH PROPOSAL.

ITEM 6.  SHAREHOLDER PROPOSAL

    The text of the following shareholder proposal is presented word-for-word as it was submitted to the Company by the shareholder.

    [REQUEST TO ELIMINATE THIS PROPOSAL FROM THE PROXY STATEMENT IS PENDING AT THE SEC]

    Stuart A. Hirsch, 21 Keen Valley Drive, Baltimore, Maryland 21228, owner of 225 of the Company's common stock, has advised the Company that he intends to submit the following proposal for action at the Annual Meeting.

        Be it resolved that BGE shall divest itself of all businesses not involved directly in the distribution of electricity and natural gas within its service areas. All other businesses, including the production of electricity, shall be divested or placed under seperate corporate management not affilliated with BGE.

    Supporting arguments:

    1) Due to new laws and technology the utility industry is changing into a delivery service industry. Seperation of generating and distribution of electricity would permit BGE and our customers to take advantage of the most efficient, lowest cost suppliers. The the resulting competion to supply electricity for the BGE grid would lower electric rates and increase profit margines for the company.

    2) BGE would avoid the capital costs of building new generating capcity, since it would buy all electricity from outside sources.

    3) Future problems associated with the Calvert Cliffs Nuclear Power Plant could be avioded via its divestature. Its new operator would be responsible for the cost of radioactive waste storage and disposal, the decommissioning of the plant, and meeting future safety requirements.

    4) Only BGE, the "delivery service" company would be subject to Public Service Commission regulation. This would permit spinoff companies to enter any type of business with a minimum of regulation and no conflict of interest questions would be raised.

                 BOARD OF DIRECTORS' OBJECTIONS TO THE PROPOSAL

    The Board of Directors of the Company recommends that you vote AGAINST this shareholder proposal.

    The divestiture of all segments of BGE's business other than those utilized in the distribution of gas and electricity is the most significant step that the Company could take in the current environment. The divestiture of significant Company businesses and assets requires careful analysis and consideration on the part of both the

Company's Management and the Board of Directors. It must be a cost effective alternative to current operations. It requires the consent of numerous third parties and regulatory approvals that may be difficult to obtain, and must be reasonably expected to increase shareholder value. It is not the type of decision that should be made precipitously based upon a shareholder proposal at an annual meeting.

    As the industry evolves into one which is more competitive in the future, the Company's Management will continue to analyze corporate structures which are the most effective in meeting the emerging needs of its customers and shareholders. If Management were to conclude that structural changes were necessary to adapt to a more competitive environment, it would make recommendations to the Board at the appropriate time. Unless such a decision requiring stockholder approval is made by Management and approved by the Board, this particular proposal should be defeated.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

ITEM 7.  SHAREHOLDER PROPOSAL

    The text of the following shareholder proposal is presented word-for-word as it was submitted to the Company by the shareholder.

    The Amalgamated Bank of New York, America's Labor Bank, LongView Collective Investment Fund, 11-15 Union Square, New York, New York 10003, owners of 12,000 shares of the Company's common stock, has advised the Company that they intend to submit the following proposal for action at the Annual Meeting.

                              SHAREHOLDER PROPOSAL

        RESOLVED: That the shareholders of Baltimore Gas & Electric Co. (the "Company") request the Board of Directors to refrain in the future from providing pension or other retirement benefits to non-employee or outside Directors unless such benefits are specifically submitted to the shareholders for approval.

                              SUPPORTING STATEMENT

        The Board of Directors should play a vital and independent role in helping determine overall corporate policy and strategic direction. The Board should actively monitor senior management in faithfully implementing these policies. In their capacity on the Board, Directors owe their fundamental allegiance to the shareholders of the Company -- the owners who elect them -- and not to management.

        We believe, however, that certain business or financial relationships can adversely affect the ability of Directors to function in their appropriate oversight role. This is especially critical for so-called outside or independent Directors who are not employees of the Company and who should bring a certain arms-length objectivity to Board deliberations. According to the Company's most recent proxy statement, in 1993 the Company established a retirement plan for non-employee Directors with at least five years of service. Under such plan, non-employee Directors will receive an annual retirement benefit for life equal to the annual

    Board retainer in effect at the time of the Director's retirement from the Board. That retainer is now a generous $18,000. Directors are also entitled to expense reimbursements.

        While non-employee or outside Directors should be entitled to reasonable compensation for their time and expertise, we are of the opinion that additional layers of compensation in the form of retirement benefits, which are 100% of the Director's Base compensation, has the pernicious effect of compromising their independence and impartiality.
    We believe  that  this  additional  layer  of  compensation  to  outside
    Directors may influence their ability to exercise that degree of independence from management which is critical to the proper functioning of the Board.

        Because of our strong concern for maximizing the ability of the Board of Directors to act in the shareholders' interests, we feel that the long-term best interests of the Company are not well served by such retirement policies. The vast preponderance of Directors at various corporations are undoubtedly covered by generous retirement policies at their principal place of employment, and they need not be "double-dipping" at our Company.

        We urge you to vote for this resolution!

                 BOARD OF DIRECTORS' OBJECTIONS TO THE PROPOSAL

    The Board of Directors and Management recommend a vote AGAINST the proposal. Compensation changes are made only after careful study. The Committee on Management's outside consultant advises it regarding all matters of Board and Executive compensation, including directors' retirement benefits. Also, BGE gathers data from a number of outside sources in evaluating the levels of directors' compensation (including retirement benefits) that is appropriate given the obligations of directors. The recommendations of the Committee on Management are adopted only after discussion by the Board, and such action is permitted by Maryland corporate law and BGE's charter and by-laws.

    Based on the above review, both the payment of a retirement benefit and the amount of BGE's benefit are typical in other public companies. Hence the Board of Directors and Management believe that the proposal would hamper BGE's ability to attract and retain the most qualified directors. BGE's directors are important to the continued success of BGE, especially at this time of regulatory change in the industry.

    The proponent is critical of directors' retirement benefits and believes that these benefits may jeopardize directors' independence in carrying out their duties on behalf of the shareholders. Yet, there is no substantiation offered for this view. In addition, the proponent states that the directors are covered by other retirement policies. This also is not the issue. The fact that directors may have income from other employers is not relevant in setting reasonable compensation, a concept which the proponent agrees is appropriate for their contribution to the success of BGE.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY A CONTRARY CHOICE ON THE PROXY CARD.

OTHER MATTERS

    The Board of Directors knows of no matters to be presented for action at the Annual Meeting other than those mentioned above. However, if any other matters come before the Annual Meeting, if any of the persons named to serve as directors or as auditors should be unable to serve or for good cause will not serve, if any proposal omitted from the proxy statement and proxy are presented for action at the Annual Meeting, and any matters incident to the conduct of the Annual Meeting are presented for action at the Annual Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 1996

    Proposals by shareholders intended to be presented at the 1996 Annual Meeting must be received no later than November 3, 1995 for inclusion in the proxy materials. Proposals should be mailed to the attention of the Corporate Secretary, Baltimore Gas and Electric Company, P. O. Box 1642, Baltimore, Maryland 21203-1642.

PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD (OR VOTING INSTRUCTIONS CARD) AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR THAT PURPOSE.

                                                                       EXHIBIT A

                       BALTIMORE GAS AND ELECTRIC COMPANY
                         1995 LONG-TERM INCENTIVE PLAN
                                     (PLAN)

1. OBJECTIVE. The objective of this Plan is to increase shareholder value by providing a long-term incentive to reward officers and key employees of BGE and its Subsidiaries, who are mainly responsible for the continued growth, development, and financial success of BGE and its Subsidiaries, for the continued profitable performance of BGE and its subsidiaries. The Plan is also designed to permit BGE and its Subsidiaries to retain talented and motivated officers and key employees and to increase their ownership of BGE common stock.

2.  DEFINITIONS.   All  singular terms  defined in  this Plan  will include  the plural and VICE VERSA. As used herein, the following terms will have the meaning specified below:

    "Award" means individually or collectively, Restricted Stock, Options, Performance Units, Stock Appreciation Rights, or Dividend Equivalents granted under this Plan.

    "BGE" means Baltimore Gas and Electric Company, a Maryland corporation, or its successor, including any "New Company" as provided in Section 14I.

    "Board" means the Board of Directors of BGE.

    "Book Value" means the book value of a share of Stock determined in accordance with BGE's regular accounting practices as of the last business day of the month immediately preceding the month in which a Stock Appreciation Right is exercised as provided in Section 10.

    "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code will be deemed to include any amendments or successor provisions to such section and any regulations promulgated thereunder.

    "Committee" means the Committee on Management of the Board, provided, however, that if such Committee fails to satisfy the disinterested administration provisions of Section 16b-3 of the 1934 Act, "Committee" shall mean a committee of directors of BGE who satisfy the disinterested person requirements of such Section.

    "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or such later date as may be specified by the Committee in such authorization.

    "Date of Retirement" means the date of Retirement or Early Retirement.

    "Disability" means the determination that a Participant is "disabled" under the BGE disability plan in effect at that time.

    "Dividend Equivalent" means an award granted under Section 11.

    "Early Retirement" means retirement prior to the Normal Retirement Date.

    "Earned Performance Award" means an actual award of a specified number of Performance Units (or shares of Restricted Stock, as the context requires) which the Committee has determined have been earned and are payable (or, in the case of Restricted Stock, earned and with respect to which restrictions will lapse) for a particular Performance Period.

    "Eligible Employee" means any person employed by BGE or a Subsidiary on a regularly scheduled basis who satisfies all of the requirements of Section 5.

    "Exercise Period" means the period or periods during which a Stock Appreciation Right is exercisable as described in Section 10.

    "Fair Market Value"  means the average  of the highest  and lowest price  at
    which   the   Stock  was   sold   regular  way   on   the  New   York  Stock
    Exchange-Composite Transactions on a specified date.

    "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code.

    "1934 Act" means the Securities Exchange Act of 1934, as amended.

    "Normal Retirement Date" is the retirement date as described in the Pension Plan or a Subsidiary's retirement or pension plan.

    "Option" or "Stock Option" means either a nonqualified stock option or an incentive stock option granted under Section 8.

    "Option Period" or "Option Periods" means the period or periods during which an Option is exercisable as described in Section 8.

    "Participant" means an employee of BGE or a Subsidiary who has been granted an Award under this Plan.

    "Pension Plan" means the Pension Plan of Baltimore Gas and Electric Company as may be amended from time to time.

    "Performance-Based" means that in determining the amount of a Restricted Stock Award payout, the Committee will take into account the performance of the Participant, BGE, one or more Subsidiaries, or any combination thereof.

    "Performance Period" means a period of time, established by the Committee at the time an Award is granted, during which corporate and/or individual performance is measured.

    "Performance Unit" means a unit of measurement equivalent to such amount or measure as defined by the Committee which may include, but is not limited to, dollars, market value shares, or book value shares.

    "Plan Administrator" means, as set forth in Section 4, the Committee.

    "Restricted Stock" means an Award granted under Section 7.

    "Retirement" means retirement on or after the "Normal Retirement Date" (as such term is defined in the Pension Plan or a Subsidiary's retirement or pension plan).

    "Service-Based" means that in determining the amount of a Restricted Stock Award payout, the Committee will take into account only the period of time that the Participant performed services for BGE or its Subsidiaries since the Date of Grant.

    "Stock" means the common stock, without par value, of BGE.

    "Stock Appreciation Right" means an Award granted under Section 10.

    "Subsidiary(ies)" means any corporation of which 20% or more of its outstanding voting stock or voting power is beneficially owned, directly or indirectly, by BGE.

    "Target Performance Award" means a targeted award of a specified number of Performance Units (or shares of Restricted Stock, as the context requires) which may be earned and payable (or, in the case of Restricted Stock, earned and with respect to which restrictions will lapse) based upon the performance objectives for a particular Performance Period, all as determined by the Committee. The Target Performance Award will be a factor in the Committee's ultimate determination of the Earned Performance Award.

    "Termination" means resignation or discharge from employment with BGE or any of its Subsidiaries except in the event of death, Disability, Retirement or Early Retirement.

3.  EFFECTIVE DATE, DURATION AND STOCKHOLDER APPROVAL.

    A. EFFECTIVE DATE AND STOCKHOLDER APPROVAL. Subject to the approval of the Plan by a majority of the outstanding shares of Stock voted at the 1995 Annual Meeting of Stockholders, the Plan will be effective as of January 1, 1995.

    B. PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for a period of 10 years after January 1, 1995.

    C.    TERMINATION.   The  Plan will  continue  in effect  until  all matters
       relating to the payment of outstanding Awards and administration of the Plan have been settled.

4. PLAN ADMINISTRATION. The Committee is the Plan Administrator and has sole authority (except as specified otherwise herein) to determine all questions of interpretation and application of the Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the Plan provisions, and, in general, to make all determinations advisable for the administration of the Plan to achieve its stated objective. Such determinations shall be final and not subject to further appeal.

5.  ELIGIBILITY.        Each officer or key employee of BGE and its Subsidiaries
    (including officers or employees who are members of the Board, but excluding directors who are not officers or employees) may be designated by the Committee as a Participant, from time to time, with respect to one or more Awards. No officer or employee of BGE or its Subsidiaries shall have any right to be granted an Award under this Plan.

6. GRANT OF AWARDS AND LIMITATION OF NUMBER OF SHARES AWARDED. The Committee may, from time to time, grant Awards to one or more Eligible Employees, provided that (i) subject to any adjustment pursuant to Section 14H, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed three million (3,000,000) shares; (ii) to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, any shares of Stock subject to such Award shall again be available for the grant of an Award under the Plan; and (iii) shares delivered by BGE under the Plan may be authorized and unissued Stock, Stock held in the treasury of BGE, or Stock purchased on the open market (including private purchases) in accordance with applicable securities laws.

7.  RESTRICTED STOCK AWARDS.

    A. GRANTS OF RESTRICTED SHARES. One or more shares of Restricted Stock may be granted to any Eligible Employee. The Restricted Stock will be issued to the Participant on the Date of Grant without the payment of consideration by the Participant. The Restricted Stock will be issued in the name of the Participant and will bear a restrictive legend prohibiting sale, transfer, pledge or hypothecation of the Restricted Stock until the expiration of the restriction period.

    The Committee may also impose such other restrictions and conditions on the Restricted Stock as it deems appropriate, and will designate the grant as either a Service-Based or Performance-Based Award.

    Upon issuance to the Participant of the Restricted Stock, the Participant will have the right to vote the Restricted Stock, and subject to the Committee's discretion, to receive the cash dividends distributable with respect to such shares, with such dividends treated as compensation to the Participant. The Committee, in its sole discretion, may direct the accumulation and payment of distributable dividends to the Participant at such times, and in such form and manner, as determined by the Committee.

    B.  SERVICE-BASED AWARD.

        i. RESTRICTION PERIOD. At the time a Service-Based Restricted Stock Award is granted, the Committee will establish a restriction period applicable to such Award which will be not less than one year and not more than ten years. Each Restricted Stock Award may have a different restriction period, at the discretion of the Committee.

        ii. FORFEITURE OR PAYOUT OF AWARD. In the event a Participant ceases employment during a restriction period, a Restricted Stock Award is subject to forfeiture or payout (i.e., removal of restrictions) as follows: (a) Termination -- the Restricted Stock Award is completely forfeited; (b) Retirement, Disability or death -- payout of the Restricted Stock Award is prorated for service during the period; or (c) Early Retirement -- if at the Participant's request, the payout or forfeiture of the Restricted Stock Award is determined at the discretion of the Committee, or if at BGE's request, payout of the Restricted Stock Award is prorated for service during the period; provided, however, that the Committee may modify the above if it determines at its sole discretion that special circumstances warrant such modification.

    Any shares of Restricted Stock which are forfeited will be transferred to BGE.

    Upon completion of the restriction period, all Award restrictions will expire and new certificates representing the Award will be issued (the payout) without the restrictive legend described in Section 7A.

    C.  PERFORMANCE-BASED AWARD.

        i. RESTRICTION PERIOD. At the time a Performance-Based Restricted Stock Award is granted, the Committee will establish a restriction period applicable to such Award which will be not less than one year and not more than ten years. Each Restricted Stock Award may have a different restriction period, at the discretion of the Committee. The Committee will also establish a Performance Period.

        ii. PERFORMANCE OBJECTIVES. The Committee will determine, no later than 90 days after the beginning of each Performance Period, the performance objectives for each Participant's Target Performance Award and the number of shares of Restricted Stock for each Target Performance Award that will be issued on the Date of Grant. Performance objectives may vary from Participant to Participant and will be based upon such performance criteria or combination of factors as the Committee deems appropriate, which may include, but not be limited to, the performance of the Participant, BGE, one or more Subsidiaries, or any combination thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance-Based Restricted Stock Awards for which different Performance Periods are prescribed.

    If, during the course of a Performance Period significant events occur as determined in the sole discretion of the Committee, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

        iii. FORFEITURE OR PAYOUT OF AWARD. As soon as practicable after the end of each Performance Period, the Committee will determine whether the performance objectives and other material terms of the Award were satisfied. The Committee's determination of all such matters will be final and conclusive.

    As soon as practicable after the later of (i) the date the Committee makes the above determination, or (ii) the completion of the restriction period, the Committee will determine the Earned Performance Award for each Participant. Such determination may result in forfeiture of all or some shares of Restricted Stock (if Target Performance Award performance objectives were not attained), or the issuance of additional shares of Stock (if Target Performance Award performance objectives were exceeded), and will be based upon such factors as the Committee determines at its sole discretion, but including the Target Performance Award performance objectives.

    In the event a Participant ceases employment during a restriction period, the Restricted Stock Award is subject to forfeiture or payout (i.e., removal of restrictions) as follows: (a) Termination -- the Restricted Stock Award is completely forfeited; (b) Retirement, Disability or death -- payout of the Restricted Stock Award is prorated taking into account factors including, but not limited to, service during the period; and the performance of the Participant during the portion of the Performance Period before employment ceased; or (c) Early Retirement -- if at the Participant's request, the payout or forfeiture of the Restricted Stock Award is determined at the discretion of the Committee, or if at BGE's request, payout of the Restricted Stock Award is prorated taking into account factors including, but not limited to, service during the period and the performance of the Participant during the portion of the Performance Period before employment ceased; provided, however, that the Committee may modify the above if it determines at its sole discretion that special circumstances warrant such modification.

    Any shares of Restricted Stock which are forfeited will be transferred to BGE.

    With respect to shares of Restricted Stock for which restrictions lapse, new certificates will be issued (the payout) without the restrictive legend described in Section 7A. New certificates will also be issued for additional Stock, if any, awarded to the Participant because Target Performance Award performance objectives were exceeded.

    D. WAIVER OF SECTION 83(B) ELECTION. Unless otherwise directed by the Committee, as a condition of receiving an Award of Restricted Stock, a Participant must waive in writing the right to make an election under
    Section 83(b) of the Code to report the value of the Restricted Stock as income on the Date of Grant.

8.  STOCK OPTIONS.

    A. GRANTS OF OPTIONS. One or more Options may be granted to any Eligible Employee on the Date of Grant without the payment of consideration by the Participant.

    B. STOCK OPTION AGREEMENT. Each Option granted under the Plan will be evidenced by a "Stock Option Agreement" between BGE and the Participant containing provisions determined by the Committee, including, without limitation, provisions to qualify Incentive Stock Options as such under
    Section 422 of the Code if directed by the Committee at the Date of Grant; provided, however, that each Incentive Stock Option Agreement must include the following terms and conditions: (i) that the Options are exercisable, either in total or in part, with a partial exercise not affecting the exercisability of the balance of the Option; (ii) every share of Stock purchased through the exercise of an Option will be paid for in full at the time of the exercise; (iii) each Option will cease to be exercisable, as to any share of Stock, at the earliest of (a) the Participant's purchase of the Stock to which the Option relates, (b) the Participant's exercise of a related Stock Appreciation Right, or (c) the lapse of the Option; (iv) Options will not be transferable by the Participant except by Will or the laws of descent and distribution and will be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative; and (v) notwithstanding any other provision, in the event of a public tender for all or any portion of the Stock or in the event that any proposal to merge or consolidate BGE with another company is submitted to the stockholders of BGE for a vote, the Committee, in its sole discretion, may declare any previously granted Option to be immediately exercisable.

    C. OPTION PRICE. The Option price per share of Stock will be set by the grant, but will be not less than 100% of the Fair Market Value at the Date of Grant.

    D. FORM OF PAYMENT. At the time of the exercise of the Option, the Option price will be payable in cash or in other shares of Stock or in a combination of cash and other shares of Stock, in a form and manner as required by the Committee in its sole discretion. When Stock is used in full or partial payment of the Option price, it will be valued at the Fair Market Value on the date the Option is exercised.

    E. OTHER TERMS AND CONDITIONS. The Option will become exercisable in such manner and within such Option Period or Periods, not to exceed 10 years from its Date of Grant, as set forth in the Stock Option Agreement upon payment in full. Except as otherwise provided in this Plan or in the Stock Option Agreement, any Option may be exercised in whole or in part at any time.

    F. LAPSE OF OPTION. An Option will lapse upon the earlier of: (i) 10 years from the Date of Grant, or (ii) at the expiration of the Option Period set by the grant. If the Participant ceases employment within the Option Period and prior to the lapse of the Option, the Option will lapse as follows: (a) Termination -- the Option will lapse on the effective date of the Termination; or (b) Retirement, Early Retirement, or Disability -- the Option will lapse at the expiration of the Option Period set by the grant; provided, however, that the Committee may modify the above if it determines in its sole discretion that special circumstances warrant such modification. If the Participant dies within the Option Period and prior to the lapse of the Option, the Option will lapse at the expiration of the Option Period set by the grant unless it is exercised before such time by the Participant's legal representative(s) or by the person(s) entitled to do so under the Participant's Will or, if the Participant fails to make testamentary disposition of the Option or dies intestate, by the person(s) entitled to receive the Option under the applicable laws of descent and distribution.

    G. INDIVIDUAL LIMITATION. In the case of an Incentive Stock Option, the aggregate Fair Market Value of the Stock for which Incentive Stock Options (whether under this Plan or another arrangement) in any calendar year are first exercisable will not exceed $100,000 with respect to such calendar year (or such other individual limit as may be in effect under the Code on the Date of Grant) plus any unused portion of such limit as the Code may permit to be carried over.

9.  PERFORMANCE UNITS.

    A.  PERFORMANCE UNITS.   One or more Performance Units  may be earned by  an
    Eligible Employee based on the achievement of preestablished performance objectives during a Performance Period.

    B. PERFORMANCE PERIOD AND PERFORMANCE OBJECTIVES. The Committee will determine a Performance Period and will determine, no later than 90 days after the beginning of each Performance Period, the performance objectives for each Participant's Target Performance Award and the number of Performance Units subject to each Target Performance Award. Performance objectives may vary from Participant to Participant and will be based upon such performance criteria or combination of factors as the Committee deems appropriate, which may include, but not be limited to, the performance of the Participant, BGE, one or more Subsidiaries, or any combination thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.

    If during the course of a Performance Period significant events occur as determined in the sole discretion of the Committee which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

    C. FORFEITURE OR PAYOUT OF AWARD. As soon as practicable after the end of each Performance Period, the Committee will determine whether the performance objectives and other material terms of the Award were satisfied. The Committee's determination of all such matters will be final and conclusive.

    As soon as practicable after the date the Committee makes the above determination, the Committee will determine the Earned Performance Award for each Participant. Such determination may result in an increase or decrease in the number of Performance Units payable based upon such Participant's Target Performance Award, and will be based upon such factors as the Committee determines in its sole discretion, but including the Target Performance Award performance objectives.

    In the event a Participant ceases employment during a Performance Period, the Performance Unit Award is subject to forfeiture or payout as follows:
    (a) Termination -- the Performance Unit Award is completely forfeited; (b) Retirement, Disability or death -- payout of the Performance Unit Award is prorated taking into account factors including, but not limited to, service and the performance of the Participant during the portion of the Performance Period before employment ceased; or (c) Early Retirement -- if at the Participant's request, the payout or forfeiture of the Performance Unit Award is determined at the discretion of the Committee, or if at BGE's request, payout of the Performance Unit Award is prorated taking into account factors including, but not limited to, service and the performance of the Participant during the portion of the Performance Period before employment ceased; provided, however, that the Committee may modify the above if it determines in its sole discretion that special circumstances warrant such modification.

    D. FORM AND TIMING OF PAYMENT. Each Performance Unit is payable in cash or shares of Stock or in a combination of cash and Stock, as determined by the Committee in its sole discretion. Such payment will be made as soon as practicable after the Earned Performance Award is determined.

10. STOCK APPRECIATION RIGHTS.

    A. GRANTS OF STOCK APPRECIATION RIGHTS. Stock Appreciation Rights may be granted under the Plan in conjunction with an Option either at the Date of Grant or by amendment or may be separately granted. Stock Appreciation Rights will be subject to such terms and conditions not inconsistent with the Plan as the Committee may impose.

    B. RIGHT TO EXERCISE; EXERCISE PERIOD. A Stock Appreciation Right issued pursuant to an Option will be exercisable to the extent the Option is exercisable; both such Stock Appreciation Right and the Option to which it relates will not be exercisable during the six months following their respective Dates of Grant except in the event of the Participant's Disability or death. A Stock Appreciation Right issued independent of an Option will be exercisable pursuant to such terms and conditions established in the grant. Notwithstanding such terms and conditions, in the event of a public tender for all or any portion of the Stock or in the event that any proposal to merge or consolidate BGE with another company is submitted to the stockholders of BGE for a vote, the Committee, in its sole discretion, may declare any previously granted Stock Appreciation Right immediately exercisable.

    C. FAILURE TO EXERCISE. If on the last day of the Option Period, in the case of a Stock Appreciation Right granted pursuant to an Option, or the specified Exercise Period, in the case of a Stock Appreciation Right issued independent of an Option, the Participant has not exercised a Stock Appreciation Right, then such Stock Appreciation Right will be deemed to have been exercised by the Participant on the last day of the Option Period or Exercise Period.

    D. PAYMENT. An exercisable Stock Appreciation Right granted pursuant to an Option will entitle the Participant to surrender unexercised the Option or any portion thereof to which the Stock Appreciation Right is attached, and to receive in exchange for the Stock Appreciation Right payment (in cash or Stock or a combination thereof as described below) equal to either of the following amounts, determined in the sole discretion of the Committee at the Date of Grant: (1) the excess of the Fair Market Value of one share of Stock at the date of exercise over the Option price, times the number of shares called for by the Stock Appreciation Right (or portion thereof) which is so surrendered, or (2) the excess of the Book Value of one share of Stock at the date of exercise over the Book Value of one share of Stock at the Date of Grant of the related Option, times the number of shares called for by the Stock Appreciation Right. Upon exercise of a Stock Appreciation Right not granted pursuant to an Option, the Participant will receive for each Stock Appreciation Right payment (in cash or Stock or a combination thereof as described below) equal to either of the following amounts, determined in the sole discretion of the Committee at the Date of Grant: (1) the excess of the Fair Market Value of one share of Stock at the date of exercise over the Fair Market Value of one share of Stock at the Date of Grant of the Stock Appreciation Right, times the number of shares called for by the Stock Appreciation Right, or (2) the excess of the Book Value of one share of Stock at the date of exercise of the Stock Appreciation Right over the Book Value of one share of Stock at the Date of Grant of the Stock Appreciation Right, times the number of shares called for by the Stock Appreciation Right.

    The Committee may direct the payment in settlement of the Stock Appreciation Right to be in cash or Stock or a combination thereof. Alternatively, the Committee may permit the Participant to elect to receive cash in full or partial settlement of the Stock Appreciation Right, provided that (i) the Committee must consent to or disapprove such election and (ii) unless the Committee directs otherwise, the election and the exercise must be made during the period beginning on the 3rd business day following the date of public release of quarterly or year-end earnings and ending on the 12th business day following the date of public release of quarterly or year-end earnings. The value of the Stock to be received upon exercise of a Stock Appreciation Right shall be the Fair Market Value of the Stock on the trading day preceding the date on which the Stock Appreciation Right is exercised. To the extent that a Stock Appreciation Right issued pursuant to an Option is exercised, such Option shall be deemed to have been exercised, and shall not be deemed to have lapsed.

    E. NONTRANSFERABLE. A Stock Appreciation Right will not be transferable by the Participant except by Will or the laws of descent and distribution and will be exercisable during the Participant's lifetime only by the Participant or by the Participant's guardian or legal representative.

    F. LAPSE OF A STOCK APPRECIATION RIGHT. A Stock Appreciation Right will lapse upon the earlier of: (i) 10 years from the Date of Grant; or (ii) at the expiration of the Exercise Period as set by the grant. If the Participant ceases employment within the Exercise Period and prior to the lapse of the Stock Appreciation Right, the Stock Appreciation Right will lapse as follows: (a) Termination -- the Stock Appreciation Right will lapse on the effective date of the Termination; or (b) Retirement, Early Retirement, or Disability -- the Stock Appreciation Right will lapse at the expiration of the Exercise Period set by the grant; provided, however, that the Committee may modify the above if it determines in its sole discretion that special circumstances warrant such modification. If the Participant dies within the Exercise Period and prior to the lapse of the Stock
    Appreciation Right, the Stock Appreciation Right will lapse at the expiration of the Exercise Period set by the grant unless it is exercised before such time by the Participant's legal representative(s) or by the person(s) entitled to do so under the Participant's Will or, if the Participant fails to make testamentary disposition of the Stock Appreciation Right or dies intestate, by the person(s) entitled to receive the Stock Appreciation Right under the applicable laws of descent and distribution.

11. DIVIDEND EQUIVALENTS.

    A. GRANTS OF DIVIDEND EQUIVALENTS. Dividend Equivalents may be granted under the Plan in conjunction with an Option or a separately awarded Stock Appreciation Right, at the Date of Grant or by amendment, without consideration by the Participant. Dividend Equivalents may also be granted under the Plan in conjunction with Performance Units, at any time during the Performance Period, without consideration by the Participant. Dividend Equivalents will be granted under a Performance-Based Restricted Stock Award in conjunction with additional shares of Stock issued if Target Performance Award performance objectives are exceeded.

    B. PAYMENT. Each Dividend Equivalent will entitle the Participant to receive an amount equal to the dividend actually paid with respect to a share of Stock on each dividend payment date from the Date of Grant to the date the Dividend Equivalent lapses as set forth in Section 11D. The Committee, in its sole discretion, may direct the payment of such amount at such times and in such form and manner as determined by the Committee.

    C. NONTRANSFERABLE. A Dividend Equivalent will not be transferable by the Participant.

    D. LAPSE OF A DIVIDEND EQUIVALENT. Each Dividend Equivalent will lapse on the earlier of (i) the date of the lapse of the related Option or Stock Appreciation Right; (ii) the date of the exercise of the related Option or Stock Appreciation Right; (iii) the end of the Performance Period (or if earlier, the date the Participant ceases employment) of the related Performance Units or Performance-Based Restricted Stock Award; or (iv) the lapse date established by the Committee on the Date of Grant of the Dividend Equivalent.

12. ACCELERATED AWARD PAYOUT/EXERCISE.

    A. CHANGE IN CONTROL. Notwithstanding anything in this Plan document to the contrary, a Participant is entitled to an accelerated payout or accelerated Option or Exercise Period (as set forth in Section 12B) with respect to any previously granted Award, upon the happening of a change in control.

    A change in control for purposes of this Section 12 means (i) the purchase or acquisition by any person, entity or group of persons, (within the meaning of section 13(d) or 14(d) of the 1934 Act, or any comparable successor provisions), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20 percent or more of either the outstanding shares of common stock of BGE or the combined voting power of BGE's then outstanding shares of voting securities entitled to a vote generally, or (ii) the approval by the stockholders of BGE of a reorganization, merger, or consolidation, in each case, with respect to which persons who were stockholders of BGE immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated entity's then outstanding securities, or (iii) a liquidation or dissolution of BGE or the sale of substantially all of its assets, or (iv) a change of more than one-half of the members of the Board within a 90-day period for reasons other than the death, disability, or retirement of such members.

    B. AMOUNT OF AWARD SUBJECT TO ACCELERATED PAYOUT/OPTION PERIOD/EXERCISE PERIOD. The amount of a Participant's previously granted Award that will be paid or exercisable upon the happening of a change in control will be determined as follows:

    RESTRICTED STOCK AWARDS. The Participant will be entitled to an accelerated Award payout, and the amount of the payout will be based on the number of shares of Restricted Stock that were issued on the Date of Grant, prorated based on the number of months of the restriction period that have elapsed as of the payout date. Also, with respect to Performance-Based Restricted Stock Awards, in determining the amount of the payout, maximum performance achievement will be assumed.

    STOCK OPTION AWARDS AND STOCK APPRECIATION RIGHTS. Any previously granted Stock Option Awards or Stock Appreciation Rights will be immediately exercisable.

    PERFORMANCE UNITS. The Participant will be entitled to an accelerated Award payout, and the amount of the payout will be based on the number of Performance Units subject to the Target Performance Award as established on the Date of Grant, prorated based on the number of months of the Performance Period that have elapsed as of the payout date, and assuming that maximum performance was achieved.

    C. TIMING OF ACCELERATED PAYOUT/OPTION PERIOD/EXERCISE PERIOD. The accelerated payout set forth in Section 12B will be made in cash within 30 days after the date of the change in control. The accelerated Option Period/Exercise Period set forth in Section 12B will begin on the date of the change in control, and applicable payments will be in cash. When Stock is related to the Award, the amount of cash will be determined based on the Fair Market Value of Stock on the payout or exercise date, whichever is applicable.

13. AMENDMENT OF PLAN.

    The Committee may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part, except (i) no such action may be taken without stockholder approval which materially increases the benefits accruing to Participants pursuant to the Plan, materially increases the number of securities which may be issued pursuant to the Plan (except as provided in Section 14H), extends the period for granting Options under the Plan or materially modifies the requirements as to eligibility for participation in the Plan; and (ii) no such action may be taken without the consent of the Participant to whom any Award was previously granted, which adversely affects the rights of such Participant concerning such Award, except as such termination or amendment of the Plan is required by statute, or rules and regulations promulgated thereunder. Notwithstanding the foregoing, the Committee may amend the Plan as desirable at the discretion of the Committee to address any issues concerning (i)
    Section 162(m) of the Code, or (ii) maintaining an exemption under rule 16b-3 of the 1934 Act.

14. MISCELLANEOUS PROVISIONS.

    A. NONTRANSFERABILITY. No benefit provided under this Plan shall be subject to alienation or assignment by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), nor shall it be subject to attachment or other legal process except (i) to the extent specifically mandated and directed by applicable state or federal statute, and (ii) as requested by the Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), and approved by the Committee, to satisfy income tax withholding.

    B. NO EMPLOYMENT RIGHT. Participation in this Plan shall not constitute a contract of employment between BGE or any Subsidiary and any person and shall not be deemed to be consideration for, or a condition of, continued employment of any person.

    C. TAX WITHHOLDING. BGE or a Subsidiary may withhold any applicable federal, state or local taxes at such time and upon such terms and conditions as required by law or determined by BGE or a Subsidiary. Subject to compliance with any requirements of applicable law, the Committee may permit or require a Participant to have any portion of any withholding or other taxes payable in respect to a distribution of Stock satisfied through the payment of cash by the Participant to BGE or a Subsidiary, the retention by BGE or a Subsidiary of shares of Stock, or delivery of previously owned shares of the Participant's Stock, having a Fair Market Value equal to the withholding amount.

    D. FRACTIONAL SHARES. Any fractional shares concerning Awards shall be eliminated at the time of payment or payout by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

    E. GOVERNMENT AND OTHER REGULATIONS. The obligation of BGE to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by any government agencies as may be required. BGE shall be under no obligation to register under the Securities Act of 1933, as amended ("Act"), any of the shares of Stock issued, delivered or paid in settlement under the Plan. If Stock awarded under the Plan may in certain circumstances be exempt from registration under the Act, BGE may restrict its transfer in such manner as it deems advisable to ensure such exempt status.

    F. INDEMNIFICATION. Each person who is or at any time serves as a member of the Committee (and each person or Committee to whom the Committee or any member thereof has delegated any of its authority or power under this Plan) shall be indemnified and held harmless by BGE against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan; and (ii) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan.

    Each person covered by this indemnification shall give BGE an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Charter or By-Laws of BGE or any of its Subsidiaries, as a matter of law, or otherwise, or any power that BGE may have to indemnify such person or hold such person harmless.

    G. RELIANCE ON REPORTS. Each member of the Committee (and each person or Committee to whom the Committee or any member thereof has delegated any of its authority or power under this Plan) shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of BGE and its Subsidiaries and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

    H. CHANGES IN CAPITAL STRUCTURE. In the event of any change in the outstanding shares of Stock by reason of any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Stock, then appropriate adjustments shall be made in the shares of Stock theretofore awarded to the Participants and in the aggregate number of shares of Stock which may be awarded pursuant to the Plan. Such adjustments shall be conclusive and binding for all purposes. Additional shares of Stock issued to a Participant as the result of any such change shall bear the same restrictions as the shares of Stock to which they relate.

    I. BGE SUCCESSORS. In the event BGE becomes a party to a merger, consolidation, sale of substantially all of its assets or any other corporate reorganization in which BGE will not be the surviving corporation or in which the holders of the Stock will receive securities of another corporation (in any such case, the "New Company"), then the New Company shall assume the rights and obligations of BGE under this Plan.

    J.   GOVERNING LAW.   All matters relating to the  Plan or to Awards granted
    hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws.

    K. RELATIONSHIP TO OTHER BENEFITS. Any Awards under this Plan are not considered compensation for purposes of determining benefits under any pension, profit sharing, or other retirement or welfare plan, or for any other general employee benefit program.

    L. EXPENSES. The expenses of administering the Plan shall be borne by BGE and its Subsidiaries.

    M. TITLES AND HEADINGS. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

                      BALTIMORE GAS AND ELECTRIC COMPANY
                 P.O. BOX 1642, BALTIMORE, MARYLAND 21203-1642
     COMMON STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS

   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

The undersigned appoints Jerome W. Geckle, George V. McGowan and Christian H. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of common stock of Baltimore Gas and Electric Company which the undersigned is entitled to vote at the annual meeting to be held on April 18, 1995, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to each item identified thereon (as set forth in the Notice of Annual Meeting and Proxy Statement), and in their discretion on any shareholder proposal omitted from this proxy and such other business as may properly come before the annual meeting.



SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE ANNUAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" ITEMS 1, 2, 3, 4 AND 5 AND "AGAINST" ITEMS 6 AND 7 ON THE REVERSE OF THIS CARD.

                                    (OVER)

A Vote "FOR" Items 1, 2, 3, 4 and 5 is recommended:

1.  THE ELECTION OF 14 DIRECTORS

/ /  FOR all nominees, except               / /  WITHHOLD AUTHORITY
     as lined through below                      (ABSTAIN) from voting
     (To vote against any or all                 for all  nominees
     nominees line through
     their names.)

H.F. Baldwin         B.B. Byron       J.O. Cole       D.A. Colussy
E.A. Crooke          J.R. Curtiss     J.W. Geckle     M.L. Grass
F.A. Hrabowski       N. Lampton       G.V. McGowan    C.H. Poindexter
G.L. Russell, Jr.    M.D. Sullivan



2. ELECTION OF COOPERS &               FOR     AGAINST     ABSTAIN
   LYBRAND AS AUDITORS                 / /       / /         / /

3. APPROVAL OF LONG-TERM               FOR     AGAINST     ABSTAIN
   INCENTIVE PLAN                      / /       / /         / /

4. PROPOSED CHARTER AMENDMENT TO       FOR     AGAINST     ABSTAIN
   ALLOW FOR UNCERTIFICATED            / /       / /         / /
   SECURITIES

5. PROPOSED CHARTER AMENDMENT TO       FOR     AGAINST     ABSTAIN
   ALLOW FOR PREFERENCE STOCK          / /       / /         / /
   WITH VARIABLE TERMS

A VOTE "AGAINST" ITEMS 6 AND 7 IS RECOMMENDED:

6. SHAREHOLDER PROPOSAL REGARDING      FOR     AGAINST     ABSTAIN
   CORPORATE STRUCTURE AND BUSINESS    / /       / /         / /

7. SHAREHOLDER PROPOSAL REGARDING      FOR     AGAINST     ABSTAIN
   DIRECTOR RETIREMENT BENEFITS        / /       / /         / /

/ / Please check this box if you plan to attend the 1995 annual meeting.




BALTIMORE GAS AND ELECTRIC COMPANY

Please sign below, exactly as name appears at left. Joint owners should EACH sign. Attorneys, executors, administrators, trustees and corporate officials should give title or capacity in which they are signing.


Signature ______________________________________ Date ________________


Signature ______________________________________ Date ________________

                       BALTIMORE GAS AND ELECTRIC COMPANY
                  P.O. Box 1642, Baltimore, Maryland 21203-1642

    PREFERRED STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 1995
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

The undersigned appoints Jerome W. Geckle, George V. McGowan and Christian H. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of preferred stock of Baltimore Gas and Electric Company (the "Company") which the undersigned is entitled to vote at the annual meeting to be held on April 18, 1995, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to the proposed amendments to the Company's Charter to 1) allow for uncertificated securities and 2) allow for preference stock with variable terms (both as set forth in the Notice of Annual Meeting and Proxy Statement).


SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE ANNUAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" THE PROPOSED AMENDMENTS ON THE REVERSE SIDE OF THIS CARD.

                                     (over)

A VOTE "FOR" THE PROPOSED AMENDMENTS TO THE COMPANY'S CHARTER IS RECOMMENDED:


PROPOSED CHARTER AMENDMENT TO ALLOW FOR             FOR    AGAINST    ABSTAIN
UNCERTIFICATED SECURITIES                           / /      / /        / /


PROPOSED CHARTER AMENDMENT TO ALLOW FOR
PREFERENCE STOCK WITH VARIABLE TERMS                / /      / /        / /

If you plan to attend the 1995 annual meeting, please check this box:   / /


Please sign below, exactly as name appears at left. Joint owners should EACH sign. Attorneys, executors, administrators, trustees and corporate officials should give title or capacity in which they are signing.



Signature_______________________________________________   Date_______________


Signature_______________________________________________   Date_______________



BALTIMORE GAS AND ELECTRIC COMPANY

                       BALTIMORE GAS AND ELECTRIC COMPANY
                 P.O. Box 1642, Baltimore, Maryland 21203-1642

   PREFERENCE STOCK PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 1995
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF  DIRECTORS

   PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE.

The undersigned appoints Jerome W. Geckle, George V. McGowan and Christian H. Poindexter (or a majority of them or their substitutes, or one acting alone in the absence of the others), as proxies, with power to each to appoint a substitute and to revoke the appointment of such substitute, to vote all shares of preference stock of Baltimore Gas and Electric Company (the "Company") which the undersigned is entitled to vote at the annual meeting to be held on April 18, 1995, and at any adjournments thereof, in the manner specified on the reverse side of this card with respect to the proposed amendment to the Company's Charter to allow for preference stock with variable terms (as set forth in the Notice of Annual Meeting and Proxy Statement).


SHARES REPRESENTED BY ALL PROPERLY EXECUTED PROXIES WILL BE VOTED AT THE ANNUAL MEETING IN THE MANNER SPECIFIED. IF NO SPECIFICATION IS MADE, VOTES WILL BE CAST "FOR" THE PROPOSED AMENDMENT ON THE REVERSE SIDE OF THIS CARD.

                                     (over)

A VOTE "FOR" THE PROPOSED AMENDMENT TO THE COMPANY'S CHARTER IS RECOMMENDED:


PROPOSED CHARTER AMENDMENT TO ALLOW FOR PREFERENCE     FOR   AGAINST  ABSTAIN
STOCK WITH VARIABLE TERMS                              / /     / /       / /


If you plan to attend the 1995 annual meeting, please check this box:    / /




Please sign below, exactly as name appears at left. Joint owners should EACH sign. Attorneys, executors, administrators, trustees and corporate officials should give title or capacity in which they are signing.





Signature ____________________________________________   Date _________________


Signature ____________________________________________   Date _________________


BALTIMORE GAS AND ELECTRIC COMPANY

                      BALTIMORE GAS AND ELECTRIC COMPANY
                             EMPLOYEE SAVINGS PLAN

     Bankers Trust Company, Trustee of the Employee Savings Plan, has not received a Voting Instructions card for the shares that you hold in the Plan. The Trustee is not permitted to vote shares of common stock unless Voting Instructions have been received.

     We appreciate the support of our shareholders and encourage you to vote your Employee Savings Plan shares, regardless of the size of your holdings. We have, therefore, enclosed a second Voting Instructions card so that you can vote your shares. Whether or not you plan to attend the meeting, we would appreciate your completing the Voting Instructions card and returning it to the Trustee in the envelope provided by April 11, 1995.

     Our initial mailing to you included a proxy statement and annual report.
If you would like to receive a duplicate copy of this information, simply contact one of our shareholder representatives in metropolitan Baltimore at 783-5920, within Maryland at 1-800-492-2861, outside Maryland at 1-800-258-0499, or TTY/TDD at 1-800-492-5539.



                                       D.L. Featherstone
                                       Plan Administrator

                   CONFIDENTIAL VOTING INSTRUCTIONS TO TRUSTEE

    PLEASE VOTE AND SIGN ON REVERSE SIDE AND RETURN IN THE ENCLOSED ENVELOPE

THESE VOTING INSTRUCTIONS ARE REQUESTED IN CONJUNCTION WITH A PROXY SOLICITATION
        BY THE BOARD OF DIRECTORS OF BALTIMORE GAS AND ELECTRIC COMPANY.

TO: BANKERS TRUST COMPANY AS TRUSTEE UNDER THE BALTIMORE GAS AND ELECTRIC COMPANY EMPLOYEE SAVINGS PLAN

I hereby instruct Bankers Trust Company, as Trustee under the Baltimore Gas and Electric Company Employee Savings Plan (Plan), to vote, in person or by proxy, all shares of common stock of Baltimore Gas and Electric Company (Company) allocated to me under the Plan at the annual meeting of the shareholders of the Company to be held on April 18, 1995, and at any adjournments thereof, in the manner specified on the reverse side of this form with respect to each item identified thereon (as set forth in the Notice of Annual Meeting and Proxy Statement), and in its discretion on any shareholder proposal omitted from this proxy and such other business as may properly come before the annual meeting.

The Trustee will vote the shares represented by this voting instructions card if properly signed and received by April 11, 1995. IF NO INSTRUCTIONS ARE SPECIFIED ON A SIGNED CARD, THE SHARES REPRESENTED THEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF THE COMPANY:
"FOR" ITEMS 1, 2, 3, 4 AND 5 AND "AGAINST" ITEMS 6 AND 7. The Trustee is not permitted under the plan to vote shares of common stock unless voting instructions have been received.


                                    (OVER)

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN DARK INK.
A VOTE "FOR" ITEMS 1, 2, 3, 4 AND 5 IS RECOMMENDED:


1.  THE ELECTION OF 14 DIRECTORS

/ / FOR ALL NOMINEES, except as marked [X]        / / WITHHOLD AUTHORITY
    to the contrary (To vote against any or           (ABSTAIN)FROM VOTING
    all nominees mark [X] next to their names.)       FOR ALL NOMINEES

[ ] H.F. Baldwin       [ ] B.B. Byron     [ ] J.O. Cole     [ ] D.A. Colussy
[ ] E.A. Crooke        [ ] J.R. Curtiss   [ ] J.W. Geckle   [ ] M.L. Grass
[ ] F.A. Hrabowski     [ ] N. Lampton     [ ] G.V. McGowan  [ ] C.H. Poindexter
[ ] G.L. Russell, Jr.  [ ] M.D. Sullivan


2.  ELECTION OF COOPERS &                           FOR    AGAINST    ABSTAIN
    LYBRAND AS AUDITORS                             / /      / /        / /


3.  APPROVAL OF LONG-TERM                           FOR    AGAINST    ABSTAIN
    INCENTIVE PLAN                                  / /      / /        / /


4.  PROPOSED CHARTER AMENDMENT TO ALLOW             FOR    AGAINST    ABSTAIN
    FOR UNCERTIFICATED SECURITIES                   / /      / /        / /


5.  PROPOSED CHARTER AMENDMENT                      FOR    AGAINST    ABSTAIN
    TO ALLOW FOR PREFERENCE STOCK                   / /      / /        / /
    WITH VARIABLE TERMS

A VOTE "AGAINST" ITEMS 6 AND 7 IS RECOMMENDED:


6.  SHAREHOLDER PROPOSAL REGARDING                  FOR    AGAINST    ABSTAIN
    CORPORATE STRUCTURE AND BUSINESS                / /      / /        / /


7.  SHAREHOLDER PROPOSAL REGARDING                  FOR    AGAINST    ABSTAIN
    DIRECTOR RETIREMENT BENEFITS                    / /      / /        / /



PLEASE SIGN BELOW, EXACTLY AS YOUR NAME APPEARS ON THE REVERSE SIDE OF THIS
FORM.





______________________________________________________     _________________
SIGNATURE                                                  DATE


BALTIMORE GAS AND ELECTRIC COMPANY

                       BALTIMORE GAS AND ELECTRIC COMPANY

TO PARTICIPANTS IN THE
EMPLOYEE SAVINGS PLAN (THE PLAN):

     The enclosed Notice of Annual Meeting of Shareholders, Proxy Statement and Voting Instructions for the Annual Meeting of Shareholders of the Company, to be held on April 18, 1995, are being furnished to you by the Company on behalf of Bankers Trust Company, New York, Trustee under the Plan.

     In accordance with the Plan and the Trust Agreement between the Company and the Trustee, you may instruct the Trustee how to vote the shares of common stock held for you under the Plan. Therefore, please complete the enclosed Voting Instructions and return it in the accompanying envelope by April 11, 1995. After receipt of the properly executed Voting Instructions, the Trustee will vote as directed by those instructions. The Trustee is not permitted to vote shares of common stock unless Voting Instructions have been received.

     Each participant in the Plan who is a holder of record of other shares of Company stock will continue to receive, separately, a proxy and accompanying proxy material to vote the shares of common stock registered in his or her name.


                                        D. L. Featherstone
                                        Plan Administrator

                          CHARLES CENTER P.O. BOX 1642
                         BALTIMORE, MARYLAND 21203-1642


Thank you for your returned proxy. However, we could not vote your shares because your proxy was not signed.


We would appreciate your signing and returning the proxy in the enclosed envelope.




                                   Thank you
                              Shareholder Services

CHRISTIAN H. POINDEXTER                    BALTIMORE GAS AND ELECTRIC COMPANY
CHAIRMAN OF THE BOARD                                           P.O. BOX 1475
AND CHIEF EXECUTIVE OFFICER                        BALTIMORE, MARYLAND  21203




March 29, 1995



Dear Shareholder:

As of March 27, 1995, we had not received your proxy for the 1995 shareholders meeting to be held April 18th.

We appreciate the support of our shareholders and encourage you to vote your proxy, regardless of the size of your holdings. We have, therefore, enclosed a second proxy so that you can vote your shares. Whether or not you plan to attend the meeting, we would appreciate your executing the proxy and returning it promptly to assure that your vote will be counted at the meeting.

Our initial mailing to you also included a proxy statement and an annual report. If you would like to receive a duplicate copy of this information, simply contact one of our shareholder representatives in metropolitan Baltimore at 783-5920, within Maryland at 1-800-492-2861, outside Maryland at 1-800-258-0499, or TTY/TDD at 1-800-492-5539.




Sincerely,




Chairman of the Board





Enclosures